AMENDMENT NO. TO THE LOAN
                             AND SECURITY AGREEMENT


         This Amendment No. To The Loan And Security Agreement (the "Amendment") is entered into as of the day of , by and between , a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" on the signature pages hereof or of a joinder hereto (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and each of the other Restricted Subsidiaries identified as a "Guarantor" on the signature pages hereof or of a joinder hereto (such other Restricted Subsidiaries are referred to hereinafter individually and collectively, and jointly and severally, as a "Guarantor")., whose chief executive office is located at 2901 Las Vegas Boulevard South, Las Vegas, Nevada 89109 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, in light of the following facts:
                                      FACTS

         FACT ONE: Foothill and Borrower have previously entered into that certain Loan And Security Agreement,dated as of July 26, 2002 (the "Agreement").

         FACT TWO: Foothill and Borrower desire to amend the Agreement as provided herein. Capitalized terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement unless otherwise specified.

         NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

         Subsections 6. 2(a), 6.2(b) and 6.2(c) of the Agreement are hereby amended in their entirety to read as follows:

========================= =====================================================
Monthly (not later than   (a) a detailed calculation of the Borrowing Base; and
the 30th day of each
month)                    (b) a detailed report, as to each Facility, of: (i)
                          the number of gaming devices of Borrower and Guarantor of each type in operation; (ii) the average net win per gaming device unit per day of each type of gaming device of Borrower and Guarantor in operation; (iii) comparisons of such results for the period covered in such report with the corresponding results for such prior periods as Agent may reasonably request; and
                          (iv) such other information relative to gaming operations as Agent may reasonably request;

                          (c) an Officer's Certificate certifying that Borrower and Guarantor have timely filed all tax returns required to be filed by Borrower and Guarantor, and have timely paid all taxes on Borrower and Guarantor and their respective properties, assets, income, and franchises (including Real Property taxes, gaming taxes, and payroll taxes), other than any such taxes that are the subject of a Permitted Protest;
========================= =====================================================

         2. Foothill shall charge Borrower's loan account a documentation fee in the amount of $350.00. Said documentation fee shall be fully-earned, non-refundable, and due and payable on the date Borrower's loan account is charged.

         3. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

         IN WITNESS WHEREOF, Borrower and Foothill have executed this Amendment as of the day and year first written above.


FOOTHILL CAPITAL CORPORATION,              FOOTHILL CAPITAL CORPORATION,
a California corporation, as a Lender      a California corporation, as Agent



By                                         By
  ----------------------------------         ----------------------------------
         Lisa C. Cooley                             Lisa C. Cooley
Its      Assistant Vice President          Its      Assistant Vice President
   ---------------------------------          ---------------------------------

RIVIERA HOLDINGS CORPORATION,              RIVIERA BLACK HAWK, INC.,
a Nevada corporation, as Borrower          a Colorado corporation, as Borrower



By                                         By
  ----------------------------------         ----------------------------------
Print Name                                 Print Name
          --------------------------                 --------------------------
Its                                        Its
   ---------------------------------          ---------------------------------

RIVIERA OPERATING CORPORATION,             RIVIERA GAMING MANAGEMENT, INC.,
a Nevada corporation, as Borrower          a Nevada corporation, as Guarantor



By                                         By
  ----------------------------------         ----------------------------------
Print Name                                 Print Name
          --------------------------                 --------------------------
Its                                        Its
   ---------------------------------          ---------------------------------

RIVIERA GAMING MANAGEMENT OF
COLORADO, INC., a Colorado corporation, as Guarantor



By
  ----------------------------------------------------
Print Name
          --------------------------------------------
Its
   ---------------------------------------------------

               AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT



                  THIS AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of February __, 2004, is entered into by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

                  WHEREAS, Borrower, each of the other Restricted Subsidiaries of Parent identified in the Loan Agreement as a "Guarantor" (such other Restricted Subsidiaries are referred to hereinafter individually and collectively, and jointly and severally, as a "Guarantor"), and the Lender Group are parties to that certain Loan and Security Agreement, dated as of July, 26, 2002 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"); and

                  WHEREAS, Borrower and the Lender Group desire to amend Section 7.20(b) of the Loan Agreement as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

I. DEFINITIONS Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

II. AMENDMENTS TO LOAN AGREEMENT

A. The portion of Section 7.20(b) of the Loan Agreement that currently reads as follows:

"
--------------------------------------- ---------------------------------------

   $4,000,000 (except that all such              For the fiscal quarter
   capital expenditures during the              ending December 31, 2003
 fiscal year ending December 31, 2003
   may not exceed $8,000,000 in the
              aggregate)
--------------------------------------- ---------------------------------------
; hereby is amended and restated in its entirety to read as follows:
--------------------------------------- ---------------------------------------

   $4,000,000 (except that all such           For the fiscal quarter
   capital expenditures during the           ending December 31, 2003
 fiscal year ending December 31, 2003
   may not exceed $8,000,000 in the
              aggregate)
--------------------------------------- ---------------------------------------

              $5,500,000                       For the fiscal year
                                             ending December 31, 2004
--------------------------------------- ---------------------------------------


III. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

A. The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

B. Agent shall have received the reaffirmation and consent of Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of Guarantor;

C. No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

D. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantor, or the Lender Group.

IV. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

V. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendment(s) to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

VI. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

VII. MISCELLANEOUS.

A. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

B. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                    [Signature page follows.]

                                                         S-2
LANLIB1\P2B\702790.EXE


                                                         S-1
WF Foothill/Riviera/2004-02 Amendment-2

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

Borrowers:

RIVIERA HOLDINGS CORPORATION,                       RIVIERA BLACK HAWK, INC.,
a Nevada corporation                                a Colorado corporation
and "Administrative Borrower"
                                                By_____________________________
By_______________________________               Name:__________________________
Name:____________________________               Title: ________________________
Title: _____________________________

RIVIERA OPERATING CORPORATION, a Nevada corporation

By_______________________________
Name:____________________________
Title: _____________________________


Lenders:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as a Lender

By_______________________________
Name:____________________________
Title: _____________________________



Agent:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as Agent

By_______________________________
Name:____________________________
Title: _____________________________

                                                         A-1
WF Foothill/Riviera/2004-02 Amendment-2
Exhibit A

                                    Exhibit A

                            REAFFIRMATION AND CONSENT

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of July 26, 2002 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number Two to Loan and Security Agreement, dated as of February __, 2004 (the "Amendment"), among Borrower and the Lender Group, and reaffirmed and consented to by Guarantor. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

                                        5
WF Foothill/Riviera/2004-03 Amendment-2

                                        2
WF Foothill/Riviera/2004-03 Amendment-2

                  IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

Guarantors:

RIVIERA GAMING MANAGEMENT, INC., a Nevada           RIVIERA GAMING MANAGEMENT OF
corporation.                                        Colorado, Inc. a Colorado
                                                    orporation
By_______________________________           By_______________________________
Name:____________________________           Name:____________________________
Title: _____________________________        Title: ____________________________



              AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT



                  THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March __, 2004, is entered into by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

                  WHEREAS, Borrower, each of the other Restricted Subsidiaries of Parent identified in the Loan Agreement as a "Guarantor" (such other Restricted Subsidiaries are referred to hereinafter individually and collectively, and jointly and severally, as a "Guarantor"), and the Lender Group are parties to that certain Loan and Security Agreement, dated as of July, 26, 2002 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"); and

                  WHEREAS, Borrower and the Lender Group desire make certain adjustments to the calculation of EBITDA as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

VIII. DEFINITIONS Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

IX. MODIFICATIONS TO LOAN AGREEMENT

A. Anything in the Loan Agreement to the contrary notwithstanding, Borrower and the Lender Group hereby agree that, solely for purposes of calculating Borrower's EBITDA (as of the applicable date of determination or for the relevant fiscal period) under Section 7.20(a) of the Loan Agreement and under clause (y) of the Borrowing Base set forth in Section 2.1(a) of the Loan Agreement (but not for purposes of calculating Borrower's EBITDA relative to the Designated EBITDA Condition):

         (1) up to $2,400,000 of development costs of Borrower related to one or more of Borrower's Hobbs, New Mexico casino project and Borrower's Jefferson County, Missouri casino project may be added back into the calculation of EBITDA for the month of December 2003; and

         (2) up to $600,000 of additional development costs of Borrower related to Borrower's Jefferson County, Missouri casino project (without duplication of any amounts added back into the calculation of EBITDA for the month of December 2003 under clause (1) above) may be added back into the calculation of EBITDA for the month of March 2004.

It is understood by the parties hereto, however, that the foregoing adjustments to the calculation of EBITDA for such limited purposes does not constitute a waiver or modification of Section 7.20(a) of the Loan Agreement or clause (y) of the Borrowing Base set forth in Section 2.1(a) of the Loan Agreement with respect to any other date or fiscal period or factual circumstances, or of any other provision or term of the Loan Agreement or any other Loan Document, nor an agreement to waive or modify in the future Section 7.20(a) of the Loan Agreement or clause (y) of the Borrowing Base set forth in Section 2.1(a) of the Loan Agreement with respect to any other date or fiscal period or circumstances, or of any other provision or term of the Loan Agreement or any other Loan Document.

X. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

A. Agent shall have received the amendment fee specified in Section IV below;

B. The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

C. Agent shall have received the reaffirmation and consent of Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of Guarantor;

D. No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

E. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantor, or the Lender Group.

XI. FEE. In consideration for the Lender Group entering into this Amendment, Borrower shall concurrently pay Agent (for the ratable benefit of the Lenders) a fee in the amount of $35,000, which shall be non-refundable and in addition to all interest and other fees payable to the Lender Group under the Loan Documents. Agent is authorized to charge said fee to the Loan Account in accordance with the Loan Agreement.

XII. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

XIII. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendment(s) to the Loan Agreement expressly set forth in Section II hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

XIV. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

XV. MISCELLANEOUS.

A. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

B. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                        [Signature page follows.]

                                                         S-2
LANLIB1\P2B\702790.EXE


                                                         S-1
WF Foothill/Riviera/2004-03 Amendment-2

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

Borrowers:

RIVIERA HOLDINGS CORPORATION,                   RIVIERA BLACK HAWK, INC.,
a Nevada corporation                            a Colorado corporation
and "Administrative Borrower"
                                            By_______________________________
By_______________________________           Name:____________________________
Name:____________________________           Title: ____________________________
Title: _____________________________

RIVIERA OPERATING CORPORATION, a Nevada corporation

By_______________________________
Name:____________________________
Title: _____________________________


Lenders:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as a Lender

By_______________________________
Name:____________________________
Title: _____________________________



Agent:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as Agent

By_______________________________
Name:____________________________
Title: _____________________________

                                                         A-1
WF Foothill/Riviera/2004-03 Amendment-2
Exhibit A

                                    Exhibit A

                            REAFFIRMATION AND CONSENT

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of July 26, 2002 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number Three to Loan and Security Agreement, dated as of March __, 2004 (the "Amendment"), among Borrower and the Lender Group, and reaffirmed and consented to by Guarantor. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

                                                         A-2
WF Foothill/Riviera/2004-02 Amendment-2
Exhibit A

                  IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

Guarantors:

RIVIERA GAMING MANAGEMENT, INC., a Nevada       RIVIERA GAMING MANAGEMENT OF
corporation.                                    COLORADO, Inc., a Colorado
                                                corporation

By_______________________________               By_____________________________
Name:____________________________               Name:__________________________
Title: _____________________________            Title: ________________________


              AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT



                  THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of December __, 2004, is entered into by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

                  WHEREAS, Borrower, each of the other Restricted Subsidiaries of Parent identified in the Loan Agreement as a "Guarantor" (such other Restricted Subsidiaries are referred to hereinafter individually and collectively, and jointly and severally, as a "Guarantor"), and the Lender Group are parties to that certain Loan and Security Agreement, dated as of July, 26, 2002 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"); and

                  WHEREAS, Borrower and the Lender Group desire to amend Section 7.20(b) of the Loan Agreement as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

I. DEFINITIONS Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

II. AMENDMENTS TO LOAN AGREEMENT

A. The portion of Section 7.20(b) of the Loan Agreement that currently reads as follows:
--------------------------------------- ---------------------------------------

              $5,500,000                     For the fiscal year
                                           ending December 31, 2004
--------------------------------------- ---------------------------------------

; hereby is amended and restated in its entirety to read as follows:
--------------------------------------- ---------------------------------------

              $5,500,000                     For the fiscal year
                                           ending December 31, 2004
--------------------------------------- ---------------------------------------

             $14,000,000                     For the fiscal year
                                           ending December 31, 2005
--------------------------------------- ---------------------------------------
"

III. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

A. The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

B. Agent shall have received the reaffirmation and consent of Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of Guarantor;

C. No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

D. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantor, or the Lender Group.

IV. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

V. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendment(s) to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

VI. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

VII. MISCELLANEOUS.

A. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

B. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                       [Signature page follows.]

                                                         S-2
LANLIB1\P2B\702790.EXE


                                                         S-1
WF Foothill/Riviera/2004-12 Amend-1.DOC

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

Borrowers:

RIVIERA HOLDINGS CORPORATION,                       RIVIERA BLACK HAWK, INC.,
a Nevada corporation                                a Colorado corporation
and "Administrative Borrower"
                                            By_______________________________
By_______________________________           Name:____________________________
Name:____________________________           Title: _____________________________
Title: _____________________________

RIVIERA OPERATING CORPORATION, a Nevada corporation

By_______________________________
Name:____________________________
Title: _____________________________


Lenders:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as a Lender

By_______________________________
Name:____________________________
Title: _____________________________



Agent:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as Agent

By_______________________________
Name:____________________________
Title: _____________________________

Exhibit A

                                    Exhibit A

                            REAFFIRMATION AND CONSENT

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of July 26, 2002 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number Four to Loan and Security Agreement, dated as of December __, 2004 (the "Amendment"), among Borrower and the Lender Group, and reaffirmed and consented to by Guarantor. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

                                                         A-2
WF Foothill/Riviera/2004-12 Amend-1.DOC
Exhibit A

                  IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

Guarantors:

RIVIERA GAMING MANAGEMENT, INC., a Nevada     RIVIERA GAMING MANAGEMENT OF
corporation.                                  COLORADO, INC., a
                                              Colorado corporation

By_______________________________             By_______________________________
Name:____________________________             Name:____________________________
Title: _____________________________          Title: __________________________